SCHEDULE OF ACCRUED EXPENSES AND OTHER LIABILITIES (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Liabilities And Debt
Accrued expenses	$ 733,865	$ 617,374	$ 668,714
Reserve for returns			307,725
Payroll related liabilities	4,224,259	3,895,640	2,618,870
Sales tax liability	178,960	145,545	262,765
Other liabilities	99,353	99,934	78,845
Accrued expenses and other liabilities, Total	$ 5,236,437	$ 4,758,492	$ 3,936,920